Other receivables	12 Months Ended
Dec. 31, 2020
Other receivables
Other receivables

17       Other receivables

	At December 31,
	2020	2019
Non-Current
Tax credits	11,408	18,567
Trust funds (1)	72,333	90,093
Prepaid expenses	229	228
Other	5,992	11,066
	89,962	119,954
Current
Tax credits(2)	30,207	60,483
Guarantee deposit	8,014	8,658
Receivables from related parties (Note 27)	9,508	9,269
Prepaid expenses	3,358	4,453
Government grants to receive (3)	18,035	—
Other(4)	10,428	18,813
	79,550	101,676

(1)  Funds are held by a trust, on which the Company does not have the power to direct the relevant activities of the trustee company and is not exposed, or have rights, to variable returns, as such does not consolidate the trustee company.

(2)  During 2019, AA2000 filed requests to the Argentine Federal Public Revenue Administration (“AFIP”) in order to obtain the return of tax credits of Value Added Tax (“VAT”) mainly for VAT generated by the purchase of fixed assets. The total amount requested from the AFIP for VAT tax credit returns was ARS 1,097 million (approximately USD 18,317). During fiscal year 2020, ARS 903 million (approximately USD 15,077) has been collected for the requests made.

(3)  Includes grants to be received by TA and ICASGA, see Note 8.

(4)  Mainly includes receivable for the additional Municipal tax on passenger boarding fees of Toscana Aeroporti S.p.A. for a total amount of USD 3,076 as of December 31,2020 (USD 8,934 as of December 31,2019).

The fair value of financial assets within current other receivables approximates to its carrying amount. The fair value of financial assets within non-current receivables amounts to approximately USD 73.9 million at December 31, 2020 (USD 102.4 million as of December 31, 2019). The fair value of these financial assets was calculated using a discounted cash flow (Level 3).